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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2001

TAB PRODUCTS CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07736 (Commission File Number)	94-1190862 (IRS Employer Identification No.)

935 Lakeview Parkway
Suite 195
Vernon Hills, IL 60061

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (847) 968-5400

(Former name or former address, if changed since last report)

Item 5. Other Matters.

    On October 18, 2001, Tab Products Co. (the "Company") issued a press release of remarks made by the Company's President and Chief Executive Officer, Gary W. Ampulski, during the Company's Annual Meeting of Stockholders held on October 16, 2001. Attached as Exhibit 99.1 is the press release of the remarks made by Mr. Ampulski during the Company's Annual Meeting of Stockholders.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press release dated October 18, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAB PRODUCTS CO.
Date: October 19, 2001	By:	/s/ DONALD J. HOTZ Donald J. Hotz Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 18, 2001.

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  Item 5. Other Matters.
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX